1© 2023 Laureate Education, Inc. Fourth Quarter & Year-End 2022 Earnings Presentation February 23, 2023 Exhibit 99.2

2© 2023 Laureate Education, Inc. This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), and all statements we make relating to our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction are forward- looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 23, 2023. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC. Forward Looking Statements

3© 2023 Laureate Education, Inc. In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this press release, Laureate provides the non-GAAP measurements of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenue, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Adjusted EBITDA to Unlevered Free Cash Flow Conversion consists of Unlevered Free Cash Flow (which is defined as cash flows from operating activities, less capital expenditures, plus net cash interest expense) divided by Adjusted EBITDA. Adjusted EBITDA to Unlevered Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flows. Total debt, net of cash and cash equivalents (or net debt) consists total cash and cash equivalents, less total gross debt. Net debt provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debts. Laureate’s calculations of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA and Free Cash Flow are reconciled from their respective GAAP measures in the attached tables “Non-GAAP Reconciliation.” We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local- currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation. . Presentation of Non-GAAP Measures

4© 2023 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding

5© 2023 Laureate Education, Inc. Executive Summary  Fourth quarter Revenue & Adjusted EBITDA ahead of guidance; Net Income of $39M in Q4  Robust performance in FY 2022 – accelerated growth and margin expansion ‒ Full year New and Total Enrollments up 13% and 9%, respectively, versus prior year ‒ Delivered double-digit growth in Revenue and Adjusted EBITDA ‒ Adjusted EBITDA margins at 27%, historic high for Laureate ‒ FY results: Revenue of $1,242M, Adjusted EBITDA of $339M and Net Income of $69M  Returned $500M+ of capital to shareholders in 2022 ‒ $250M ($1.51 per share) in cash distributions; $282M of share repurchases  Strong 2023 outlook ‒ Revenue and Adjusted EBITDA expected to grow 11% and 16%, respectively, Vs. 2022 (up 9% and 14%, respectively, on an organic constant currency basis1)2 ‒ Positive enrollments trends continuing: Q1 primary intake largely completed; expect 10% to 12% growth in New Enrollments for the cycle Strong FY 2022 Results -- Continued Growth Momentum Expected in 2023 (1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. (2) At mid-point of 2023 guidance provided.

6© 2023 Laureate Education, Inc. Key Academic Highlights in 2022 Unwavering Commitment to Academic Quality UPC in Peru: For the second consecutive year, UPC has obtained the 1st position in the education sector in the MERCO 2022 corporate reputation ranking and 12th overall among all organizations across various industries at the national level. UVM in Mexico: Recognized as the top university at the national level - among public and private universities - with 255 programs within the High Academic Performance Program category, as measured by results of the EGEL exit exams taken by students upon graduation. UPN in Peru: Upgraded to 4-stars (overall university ranking) by independent ranking organization QS Stars. UNITEC in Mexico: Awarded Top 5 University Business Incubator by UBI Global; welcomed its second incoming class to their new medical school. Universidad Peruana de Ciencias Aplicadas (UPC) Universidad del Valle de México (UVM) Universidad Privada del Norte (UPN) Universidad Tecnológica de México (UNITEC)

New Laureate has Significantly Improved its Financial Characteristics



5%
354K
366K
337K
COVID Impact
388K
423K
451K
18A
19A
20A
21A
22A
23E 1

Total Enrollment



23%
$140M
$204M
$206M
COVID Impact
$253M
$339M
$392M
18A
19A
20A
21A
22A
23E 1

Adjusted EBITDA

Metric	Target Profile: Within Next 3-5 years
New Enrollments	5% - 7% CAGR (compound annual growth rate)
Total Enrollments	
Revenue	8% - 10% CAGR (FXN)
Adjusted EBITDA	Low Teens CAGR (FXN)
Adjusted EBITDA Margin	30%+
Capex as % of Revenue	<5% of Revenue
Adj EBITDA to Unlevered FCF Conversion[2]	50%
Net Debt	Dependent on Capital Structure Decisions

NOTE: Foreign Currency Neutral or constant currency (FXN)

Growth Agenda Working & Expected to Continue

(1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded.

(2) Unlevered Free Cash Flow defined as Cash From Operations, less capital expenditures, plus net cash interest expense. Adjusted EBITDA to Unlevered Free Cash Flow Conversion defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

© 2023 Laureate Education, Inc.

7

Strategic Priorities for 2023 & Beyond

Priority	Objective	Target Profile: Within Next 3-5 years	
Growth	Sustainably lift organic revenue growth rate from drivers identified on the following page	Total Enrollment CAGR:	5% - 7%
		Revenue CAGR (FXN):	8% - 10%
Digital Penetration	Leverage leadership in Online and Hybrid delivery for capital light growth	% Hours Taught Online:	40% - 60%
		Capex as % Revenue:	<5%
Operational Excellence	Expand margins through Mexico optimization & efficient corporate structure	Adjusted EBITDA CAGR (FXN):	Low Teens
		Adjusted EBITDA Margin:	30%+
		Adjusted EBITDA to Unlevered FCF Conversion[1]:	50%
Academic Excellence	Commitment to leadership in educational quality and innovation	Leading academic offerings; key accreditations, recognition and outcomes	

Focused Growth Agenda with Operational and Academic Excellence

(1) Unlevered Free Cash Flow (FCF) defined as Cash From Operations, less capital expenditures, plus net cash interest expense. Adjusted EBITDA to Unlevered Free Cash Flow Conversion defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

© 2023 Laureate Education, Inc.
8

9© 2023 Laureate Education, Inc. Multiple Drivers for Revenue Growth Majority of Growth Initiatives are Capital Light Given Digital Focus All Growth Investments to be Funded by Internal Cash Flow Generation Revenue Growth Targets Over Next 3-5 Years Targeted Future Revenue Growth EdTech Products & Other Pre - Pandemic Organic Trends New CampusesOnline Expansion / Digital Program Expansion Phase I Priorities Phase II Priorities 5% - 7% 8% - 10%

10© 2023 Laureate Education, Inc. COMPELLING INVESTMENT CHARACTERISTICS

11© 2023 Laureate Education, Inc. Mexico Peru Combined Population (M) 129M 32M 161M Higher Education Students (000s) 5,058 1,811 6,869 Higher Education Gross Participation Rate1 34% 52% 37% Market Share for Private Institutions2 42% 73% 53% Large Markets with Low Penetration Rates in Higher Education Sources: UNESCO, World Bank, Secretaría de Educación Pública , National Superintendent of Higher Education. Data as of year-end 2021. Attractive Markets with Strong Growth Opportunities Fueled by Increasing Participation Rates (1) Defined as total enrollments as compared to 18-24 year old population; European Union (EU) is based on management estimate. (2) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 36%); for Peru based on total country. U.S. E.U. 62% 54%

Leading University Portfolio in Mexico & Peru

	Brand		Founded	Enrollment @ 12/31/22	Market Segment	QS Stars™ Overall	Ratings / Rankings
Mexico	UVM LAUREATE INTERNATIONAL UNIVERSITIES Universidad del Valle de México (UVM)		1960	103,700	Premium/ Traditional	★★★★	■ Ranked Top 10 university in Mexico ■ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Mexico	UNITEC Universidad Tecnológica de México Universidad Tecnológica de México (UNITEC)		1966	119,100	Value/ Teaching	★★★	■ Largest private university in Mexico ■ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	Universidad Peruana de Ciencias Aplicadas (UPC)		1994	69,000	Premium/ Traditional	★★★★	■ Ranked Top 5 university in Peru ■ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	Universidad Privada del Norte (UPN)		1994	112,100	Value/ Teaching	★★★★	■ 3rd largest private university in Peru ■ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	CIBERTEC CIBERTEC		1983	19,100	Technical/ Vocational		■ 2nd largest private technical / vocational institute in Peru

Operating Leading Brands in Attractive Market Segments

Sources: QS Stars™, Guía Universitaria (UVM), AmericaEconomia (UPC)

© 2023 Laureate Education, Inc.

12

13© 2023 Laureate Education, Inc. Q4 & FY 2022 PERFORMANCE RESULTS

14© 2023 Laureate Education, Inc. 2022 Fourth Quarter – Financial Summary Q4 ’22 Variance Vs. Q4 ‘21 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results As Reported Organic/CC1 New Enrollment 6K 26% 26% • Not a material intake period Total Enrollment 423K 9% 9% • Mexico +9%, Peru +8% • Driven by new enrollment growth and improved retention rates Revenue $346 17% 13% • Driven by favorable enrollments and price/mix Adj. EBITDA $95 56% 51% • Strong underlying trends in Mexico & Peru • Reduction in Corporate G&A Adj. EBITDA margin 27.4% 692 bps 706 bps • Strong underlying trends (1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Strong Underlying Trends in 4th Quarter

15© 2023 Laureate Education, Inc. 2022 FY – Financial Summary FY ’22 Variance Vs. FY ‘21 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results As Reported Organic/CC1 New Enrollment 219K 13% 13% • Strong intakes during 2022 • Mexico +16%, Peru +8% Total Enrollment 423K 9% 9% • Mexico +9%, Peru +8% Revenue $1,242 14% 13% • Driven by enrollment volume growth and price/mix Adj. EBITDA $339 34% 25% • Reduction in corporate G&A, operating leverage Adj. EBITDA margin 27.3% 396 bps 260 bps (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Strong Operating Performance in FY 2022 Adjusted EBITDA Margin at Historic High for Laureate Y-o-Y results favorably impacted by $13M non-cash FAS5 charge in Q1 2021

16© 2023 Laureate Education, Inc. SEGMENT RESULTS

17© 2023 Laureate Education, Inc. (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Mexico Segment Results Q4 Results FY Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q4 ’22 Organic/CC Vs. Q4 ’21 (1) FY ’22 Organic/CC Vs. FY ’21 (1) New Enrollment 5K 21% 139K 16% • Strong primary intake in September Total Enrollment 223K 9% 223K 9% • Driven by NE growth Revenue $179 14% $614 12% • Driven by enrollment volume and favorable price/mix Adj. EBITDA $44 21% $123 13% • Includes cost for return to face- to-face classes at campuses in 2022 Adj. EBITDA margin 24.3% 143 bps 20.1% 8 bps • Strong productivity gains, partially offset by return to campus costs New Enrollments up 16% During September Primary Intake Cycle Driving Double-Digit Top Line Growth

18© 2023 Laureate Education, Inc. Peru Segment Results (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q4 Results FY Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q4 ’22 Organic/CC Vs. Q4 ’21 (1) FY ’22 Organic/CC Vs. FY ’21 (1) New Enrollment 1K n.m. 80K 8% • Continued strong growth in new enrollment Total Enrollment 200K 8% 200K 8% • Driven by new enrollment volume and improved retention rates Revenue $167 13% $624 14% • Driven by volume and price/mix as well as annualization effect from Covid recovery Adj. EBITDA $65 29% $267 6% • Includes cost for return to face- to-face classes at campuses in 2022 Adj. EBITDA margin 39.1% 510 bps 42.7% (325 bps) • FY margin impacted by return to campus expenses in 2022 Favorable Pricing/Mix & Enrollment Volume Driving Strong Top Line Growth

19© 2023 Laureate Education, Inc. Q4 2022 Capitalization and Return of Capital Significant Return of Capital During the Fourth Quarter • Total current shares outstanding of 157M shares as of December 31st • Q4 Return of Capital actions: – Purchased 8 million shares in November at $9.41/share (as part of Secondary Offering) – $250M ($1.51 per share) in special cash distributions and dividends Strong Balance Sheet Position ($ in millions) Total Company as of 12/31/22 Gross Debt $234 Less: Cash & Cash Equivalents ($85) Net Debt $149

20© 2023 Laureate Education, Inc. OUTLOOK

21© 2023 Laureate Education, Inc. Continued Growth Momentum Expected for FY 2023 2023 Outlook – Executive Summary  Market dynamics remain favorable for the private sector in Mexico & Peru; digital education accelerating  2023 Revenue growth expected at 10%-12% Vs. 20221 (up 8%-10% on an organic constant currency basis2)  2023 Adjusted EBITDA growth expected at 14%-17% Vs. 20221 (up 12%-15% on an organic constant currency basis2)  Adjusted EBITDA Margin accretion of 100bps driven by Mexico optimization and efficiencies in our corporate structure3  Adjusted EBITDA to Unlevered Free Cash Flow Conversion in low-mid 40% range (1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. (2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. (3) At mid-point of 2023 guidance provided.

22© 2023 Laureate Education, Inc. 2023 Outlook1 (1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. ($ in millions) (Enrollments rounded to the nearest thousand) Current FY 2023 Outlook (1) Total Enrollment 447K - 455K Revenue $1,372 - $1,397 Adjusted EBITDA $387 - $397 Strong Top Line Growth With Continued Margin Expansion

23© 2023 Laureate Education, Inc. 2023 Outlook (At Mid-Point)1 Strong Top Line Growth With Continued Margin Expansion (1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA or its related margin to projected net income or its related margin without unreasonable effort. Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) 423 451 2022A 2023E +7% $1,242 $1,385 2023E2022A +11% $339 2023E2022A $392 +16% Adjusted EBITDA Margin % 2023E 28.3% 2022A 27.3% 100 bps

24© 2023 Laureate Education, Inc. Q1 2023 Guidance Details Note: An outlook for Q1 2023 net income and reconciliation of the forward-looking Q1 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. (1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through March 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. ($ in millions) Q1 2023 Outlook (1) Revenue $230 - $235 Adjusted EBITDA $16 - $21 Q1 Reflects Largely Out-of-Session Seasonally Low Period And Annualization of Return to Campus Expenses

25© 2023 Laureate Education, Inc. APPENDIX

26© 2023 Laureate Education, Inc. Q4 ’22 B / (W) Vs. Q4 ’21 Notes ($ in millions) Reported $ % Adjusted EBITDA 95 34 56% • Strong margin expansion in Q4 Depreciation & Amort. (16) 10 39% Interest Expense, net (3) 1 19% • Low leverage Impairments - 5 n.m. Other (15) 32 n.m. • FX Gain/(Loss) Income Tax (26) (55) n.m. Income/(Loss) From Continuing Operations 35 27 n.m. Discontinued Operations (Net of Tax) 4 (26) n.m. Net Income / (Loss) 39 1 n.m. Income from Continuing Operations Improved Versus Prior Year 2022 Fourth Quarter – Net Income Reconciliation

27© 2023 Laureate Education, Inc. FY ’22 B / (W) Vs. FY ’21 Notes ($ in millions) Reported $ % Adjusted EBITDA 339 86 34% • PY included $13M non-cash FAS5 charge Depreciation & Amort. (59) 42 42% Interest Expense, net (9) 33 79% • Repayment of debt Impairments - 72 n.m. • Impairment charges in prior year Other (25) 151 n.m. • Prior year period included loss on derivatives ($25M) and loss on debt extinguishment ($78M) Income Tax (185) (40) n.m. • Includes discrete tax items related to prior divestiture transactions Income/(Loss) From Continuing Operations 61 344 n.m. Discontinued Operations (Net of Tax) 8 (479) n.m. • Versus prior year mainly due to gain on sale of Walden in 2021 Net Income / (Loss) 69 (135) n.m. 2022 FY – Net Income Reconciliation Income from Continuing Operations Improved Versus Prior Year

2023 Full Year Guidance Details

($ in millions) (Enrollments rounded to the nearest thousand)	Total Enrollment	Revenues	Adj. EBITDA
2022 FY Results Adjusted	423K	$1,242	$339
Organic Growth	24K - 32K	$100 - $125	$42 - $52
Organic Growth %	6% - 7%	8% - 10%	12% - 15%
2023 FY Guidance (Constant Currency)	447K - 455K	$1,342 - $1,367	$381 - $391
FX Impact (spot FX) (1)		$30	$6
2023 FY Guidance (@ spot FX) (1)	447K - 455K	$1,372 - $1,397	$387 - $397
As Reported Growth %	6% - 7%	10% - 12%	14% - 17%

Strong Top Line Growth With Continued Margin Expansion

(1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded.

Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

© 2023 Laureate Education, Inc.
28

Q1 2023 Guidance Details

($ in millions)	1Q Guidance Revenues	1Q Guidance Adj. EBITDA
2022 Q1 Results As Reported	$210	$27
Timing Impact Intra-Year (academic calendar)	($3)	($3)
2022 Q1 Results Adjusted	$207	$24
Organic Growth	$16 - $21	($10) - ($5)
Organic Growth %	8% - 10%	(42%) - (21%)
2023 Q1 Guidance (Constant Currency)	$223 - $228	$14 - $19
FX Impact (spot FX) (1)	$7	$2
2023 Q1 Guidance (@ spot FX) (1)	$230 - $235	$16 - $21

Q1 Reflects Largely Out-of-Session Seasonally Low Period And Annualization of Return to Campus Expenses

(1) Based on actual FX rates for January, and spot FX rates (local currency per US dollar) of MXN 18.59 & PEN 3.86 for February through March 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded.

Note: An outlook for Q1 2023 net income and reconciliation of the forward-looking Q1 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

© 2023 Laureate Education, Inc.
29

30© 2023 Laureate Education, Inc. • Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings • Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Reported FCF Intra-Year Seasonality Trends Factors Affecting Seasonality  Main intake cycles: – Q1 - Peru – Q3 - Mexico  Academic calendar  FX trends 17% 31% 23% 29% 19% 30% 24% 28% 18% 30% 25% 27% 17% 31% 24% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 (11%) 47% 15% 49% (14%) 46% 24% 44% 4% 42% 30% 24% 8% 43% 21% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 39% 9% 51% 1% 28% 22% 48% 2% 38% 10% 49% 2% 37% 11% 50% 3% 0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 2019 2020 2021 2022

31© 2023 Laureate Education, Inc. Financial Results & Tables

Financial Tables

Consolidated Statements of Operations

IN MILLIONS	For the three months ended December 31, 2022	2021	Change	For the year ended December 31, 2022	2021	Change
Revenues	$ 346.3	$ 296.7	$ 49.6	$ 1,242.3	$ 1,086.7	$ 155.6
Costs and expenses:						
Direct costs	252.3	237.3	15.0	907.4	814.5	92.9
General and administrative expenses	16.0	65.1	(49.1)	64.8	204.4	(139.6)
Loss on impairment of assets	—	5.3	(5.3)	0.1	72.5	(72.4)
Operating income (loss)	78.0	(11.0)	89.0	270.0	(4.6)	274.6
Interest income	1.9	1.9	—	7.6	4.4	3.2
Interest expense	(4.8)	(5.5)	0.7	(16.4)	(46.3)	29.9
Loss on debt extinguishment	—	—	—	—	(77.9)	77.9
Loss on derivatives	—	—	—	—	(24.5)	24.5
Other income (expense), net	0.4	(1.6)	2.0	0.8	(1.7)	2.5
Foreign currency exchange (loss) gain, net	(14.5)	(5.0)	(9.5)	(17.4)	13.8	(31.2)
(Loss) gain on disposals of subsidiaries, net	(0.1)	0.3	(0.4)	1.4	(0.6)	2.0
Income (loss) from continuing operations before income taxes and equity in net income of affiliates	60.9	(20.9)	81.8	245.9	(137.5)	383.4
Income tax (expense) benefit	(26.2)	28.6	(54.8)	(185.4)	(145.6)	(39.8)
Equity in net income of affiliates, net of tax	0.2	—	0.2	0.3	—	0.3
Income (loss) from continuing operations	34.9	7.7	27.2	60.7	(283.1)	343.8
Income from discontinued operations, net of tax	4.2	30.1	(25.9)	8.3	486.9	(478.6)
Net income	39.1	37.8	1.3	69.0	203.8	(134.8)
Net loss (income) attributable to noncontrolling interests	0.2	(11.8)	12.0	0.6	(11.3)	11.9
Net income attributable to Laureate Education, Inc.	$ 39.2	$ 26.0	$ 13.2	$ 69.6	$ 192.4	$ (122.8)
Basic and diluted earnings (loss) per share:						
Basic weighted average shares outstanding	161.3	181.2	(19.9)	167.7	189.7	(22.0)
Diluted weighted average shares outstanding	161.9	181.2	(19.3)	168.3	189.7	(21.4)
Basic earnings per share	$ 0.25	$ 0.14	$ 0.11	$ 0.42	$ 1.01	$ (0.59)
Diluted earnings per share	$ 0.25	$ 0.14	$ 0.11	$ 0.41	$ 1.01	$ (0.60)

Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

© 2023 Laureate Education, Inc.
32

Financial Tables

Revenue and Adjusted EBITDA by segment: Quarter

IN MILLIONS

			% Change		$ Variance Components				
For the three months ended December 31,	2022	2021	Reported	Organic Constant Currency[1]	Total	Organic Constant Currency	Other	Acq/Div.	FX
Revenues									
Mexico	$ 179.0	$ 149.5	20%	14%	$ 29.5	$ 21.2	$ —	$ —	$ 8.3
Peru	167.1	144.8	15%	13%	22.3	18.3	—	—	4.0
Corporate & Eliminations	0.2	2.5	(92)%	(92)%	(2.3)	(2.3)	—	—	—
Total Revenues	$ 346.3	$ 296.7	17%	13%	$ 49.6	$ 37.3	$ —	$ —	$ 12.3
Adjusted EBITDA									
Mexico	$ 43.5	$ 34.3	27%	21%	$ 9.2	$ 7.3	$ 0.1	$ —	$ 1.8
Peru	65.3	49.7	31%	29%	15.6	14.6	(0.1)	—	1.1
Corporate & Eliminations	(14.0)	(23.2)	40%	40%	9.2	9.2	—	—	—
Total Adjusted EBITDA	$ 94.8	$ 60.7	56%	51%	$ 34.1	$ 31.2	$ —	$ —	$ 2.9

[1] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2021 Revenues and Adjusted EBITDA amounts.

Note: Dollars in millions, and may not sum to total due to rounding

© 2023 Laureate Education, Inc.

33

Financial Tables

Revenue and Adjusted EBITDA by segment: Year-to-Date

IN MILLIONS

For the year ended December 31,	2022	2021	% Change: Reported	% Change: Organic Constant Currency[2]	$ Variance Components: Total	$ Variance Components: Organic Constant Currency	$ Variance Components: Other	$ Variance Components: Acq/Div.	$ Variance Components: FX
Revenues									
Mexico	$ 613.9	$ 540.4	14%	12%	$ 73.5	$ 67.2	$ —	$ —	$ 6.3
Peru	624.2	537.1	16%	14%	87.1	75.4	—	—	11.7
Corporate & Eliminations	4.1	9.2	(55)%	(55)%	(5.1)	(5.1)	—	—	—
Total Revenues	$ 1,242.3	$ 1,086.7	14%	13%	$ 155.6	$ 137.6	$ —	$ —	$ 18.0
Adjusted EBITDA									
Mexico	$ 123.4	$ 95.8	29%	13%	$ 27.6	$ 12.4	$ 13.1	$ —	$ 2.1
Peru	266.7	245.7	9%	6%	21.0	14.6	—	—	6.4
Corporate & Eliminations	(51.2)	(88.1)	42%	42%	36.9	36.9	—	—	—
Total Adjusted EBITDA	$ 338.9	$ 253.4	34%	25%	$ 85.5	$ 63.9	$ 13.1	$ —	$ 8.5

(2) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2021 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

© 2023 Laureate Education, Inc.
34

35© 2023 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS December 31, 2022 December 31, 2021 Change Assets Cash and cash equivalents $ 85.2 $ 324.8 $ (239.6) Receivables (current), net 80.7 152.0 (71.3) Other current assets 60.3 67.5 (7.2) Property and equipment, net 523.4 499.5 23.9 Operating lease right-of-use assets, net 389.6 384.3 5.3 Goodwill and other intangible assets 735.1 689.6 45.5 Deferred income taxes 51.9 38.7 13.2 Other long-term assets 46.0 48.6 (2.6) Long-term assets held for sale — 6.2 (6.2) Total assets $ 1,972.2 $ 2,211.3 $ (239.1) Liabilities and stockholders' equity Accounts payable and accrued expenses $ 178.6 $ 182.9 $ (4.3) Deferred revenue and student deposits 51.3 44.0 7.3 Total operating leases, including current portion 415.9 415.3 0.6 Total long-term debt, including current portion 232.1 153.7 78.4 Other liabilities 318.6 263.4 55.2 Current and long-term liabilities held for sale — 10.8 (10.8) Total liabilities 1,196.5 1,070.0 126.5 Redeemable noncontrolling interests and equity 1.4 1.7 (0.3) Total stockholders' equity 774.4 1,139.6 (365.2) Total liabilities and stockholders' equity $ 1,972.2 $ 2,211.3 $ (239.1)

36© 2023 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the year ended December 31, IN MILLIONS 2022 2021 Change Cash flows from operating activities Net income $ 69.0 $ 203.8 $ (134.8) Depreciation and amortization 59.1 101.2 (42.1) Amortization of operating lease right-of-use assets 29.4 44.1 (14.7) Loss on impairment of assets 0.1 73.8 (73.7) Gain on sales and disposal of subsidiaries, property and equipment and leases, net (11.1) (609.5) 598.4 Loss on derivative instruments — 24.5 (24.5) Loss on debt extinguishment — 78.0 (78.0) Deferred income taxes (0.5) 195.6 (196.1) Unrealized foreign currency exchange loss (gain) 13.9 (7.0) 20.9 Income tax receivable/payable, net 31.3 (101.1) 132.4 Working capital, excluding tax accounts (52.2) (177.0) 124.8 Payments for lease settlements — (46.8) 46.8 Other non-cash adjustments 39.2 64.6 (25.4) Net cash provided by (used in) operating activities 178.2 (156.1) 334.3 Cash flows from investing activities Purchase of property and equipment (52.8) (50.4) (2.4) Expenditures for deferred costs (0.3) (5.8) 5.5 Receipts from sales of discontinued operations, net of cash sold, property and equipment 83.4 2,150.8 (2,067.4) Payments of derivatives related to sale of discontinued operations — (50.3) 50.3 Net cash provided by investing activities 30.3 2,044.2 (2,013.9) Cash flows from financing activities Increase (decrease) in long-term debt, net 62.5 (895.5) 958.0 Special cash distribution (253.2) (1,374.9) 1,121.7 Proceeds from exercise of stock options 13.2 3.4 9.8 Payments to repurchase common stock (282.2) (380.5) 98.3 Payments of call premiums and debt issuance costs — (33.0) 33.0 Financing other, net (2.0) (2.8) 0.8 Net cash used in by financing activities (461.6) (2,683.2) 2,221.6 Effects of exchange rate changes on cash 1.2 (14.7) 15.9 Change in cash included in current assets held for sale — 288.1 (288.1) Net change in cash and cash equivalents (251.8) (521.7) 269.9 Cash and cash equivalents at beginning of period 345.6 867.3 (521.7) Cash and cash equivalents at end of period $ 93.8 $ 345.6 $ (251.8)

Financial Tables

Non-GAAP Reconciliation (1 of 3)

The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin:

	For the three months ended December 31,			For the year ended December 31,		
IN MILLIONS	2022	2021	Change	2022	2021	Change
Income (loss) from continuing operations	$ 34.9	$ 7.7	$ 27.2	$ 60.7	$ (283.1)	$ 343.8
Plus:						
Equity in net income of affiliates, net of tax	(0.2)	—	(0.2)	(0.3)	—	(0.3)
Income tax expense (benefit)	26.2	(28.6)	54.8	185.4	145.6	39.8
Income (loss) from continuing operations before income taxes and equity in net income of affiliates	60.9	(20.9)	81.8	245.9	(137.5)	383.4
Plus:						
Loss (gain) on disposal of subsidiaries, net	0.1	(0.3)	0.4	(1.4)	0.6	(2.0)
Foreign currency exchange loss (gain), net	14.5	5.0	9.5	17.4	(13.8)	31.2
Other (income) expense, net	(0.4)	1.6	(2.0)	(0.8)	1.7	(2.5)
Loss on derivatives	—	—	—	—	24.5	(24.5)
Loss on debt extinguishment	—	—	—	—	77.9	(77.9)
Interest expense	4.8	5.5	(0.7)	16.4	46.3	(29.9)
Interest income	(1.9)	(1.9)	—	(7.6)	(4.4)	(3.2)
Operating income (loss)	78.0	(11.0)	89.0	270.0	(4.6)	274.6
Plus:						
Depreciation and amortization	15.5	25.6	(10.1)	59.1	101.2	(42.1)
EBITDA	93.5	14.6	78.9	329.1	96.6	232.5
Plus:						
Share-based compensation expense (3)	1.8	2.9	(1.1)	8.8	8.9	(0.1)
Loss on impairment of assets (4)	—	5.3	(5.3)	0.1	72.5	(72.4)
EiP implementation expenses (5)	(0.5)	37.9	(38.4)	0.8	75.4	(74.6)
Adjusted EBITDA	$ 94.8	$ 60.7	$ 34.1	$ 338.9	$ 253.4	$ 85.5
Revenues	$ 346.3	$ 296.7	$ 49.6	$ 1,242.3	$ 1,086.7	$ 155.6
Income (loss) from continuing operations margin	10.1 %	2.6 %	748 bps	4.9 %	(26.1)%	3,094 bps
Adjusted EBITDA margin	27.4 %	20.5 %	692 bps	27.3 %	23.3 %	396 bps

(3) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718, "Stock Compensation."

(4) Represents non-cash charges related to impairments of long-lived assets.

(5) Excellence-in-Process (EiP) implementation expenses are related to our enterprise-wide initiative to optimize and standardize Laureate's processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs incurred in connection with the dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

© 2023 Laureate Education, Inc.
37

Note: Dollars in millions, and may not sum to total due to rounding

38© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (2 of 3) Note: Dollars in millions, and may not sum to total due to rounding For the year ended December 31, IN MILLIONS 2022 2021 2020 Net cash provided by (used in) operating activities $ 178.2 $ (156.1) $ 259.6 Capital expenditures: Purchase of property and equipment (52.8) (50.4) (74.6) Expenditures for deferred costs (0.3) (5.8) (14.5) Free cash flow $ 125.1 $ (212.3) $ 170.5 The following table presents Free cash flow and reconciles Net cash flows from operating activities to Free cash flow:

Financial Tables

Non-GAAP Reconciliation (3 of 3)

The following table reconciles Loss from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin:

IN MILLIONS	For the year ended December 31, 2020	2019	2018
Loss from continuing operations	$ (320.6)	$ (150.5)	$ (191.3)
Plus:			
Equity in net income of affiliates, net of tax	(0.2)	(0.2)	—
Income tax (benefit) expense	(130.1)	31.0	71.2
Loss from continuing operations before income taxes and equity in net income of affiliates	(450.8)	(119.7)	(120.1)
Plus:			
Loss on sale of subsidiaries, net	7.3	20.4	—
Foreign currency exchange (gain) loss, net	(13.5)	8.1	(0.7)
Other expense (income), net	2.4	(8.9)	(10.6)
Loss (gain) on derivatives	26.0	(8.3)	(88.5)
Loss on debt extinguishment	0.6	22.6	7.5
Interest expense	100.9	125.0	188.4
Interest income	(2.2)	(3.3)	(2.8)
Operating (loss) income	(329.3)	36.0	(26.8)
Plus:			
Depreciation and amortization	83.1	82.0	84.6
EBITDA	(246.2)	118.0	57.8
Plus:			
Share-based compensation expense (6)	10.2	10.3	6.6
Loss on impairment of assets (7)	352.0	0.2	—
EiP expenses (8)	89.6	75.0	75.2
Adjusted EBITDA	$ 205.7	$ 203.6	$ 139.6
Revenue	$ 1,024.9	$ 1,212.1	$ 1,144.6
Loss from continuing operations margin	(31.3)%	(12.4)%	(16.7)%
Adjusted EBITDA margin	20.1 %	16.8 %	12.2 %

(6) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718, "Stock Compensation."

(7) Represents non-cash charges related to impairments of long-lived assets.

(8) Excellence-in-Process (EiP) implementation expenses are related to our enterprise-wide initiative to optimize and standardize Laureate's processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs incurred in connection with the dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

Note: Dollars in millions, and may not sum to total due to rounding

© 2023 Laureate Education, Inc.
39

40© 2023 Laureate Education, Inc.